EXECUTION VERSION 720442457 99551574 THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 10, 2016, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”). RECITALS 1. The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015 (as amended through the date hereof, the “Agreement”). 2. The parties hereto desire to amend the Agreement as hereinafter set forth. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined. 2. Amendments to the Agreement. The agreement is hereby amended as follows: (a) The definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following: “Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof) (i) owed by an Obligor not a resident of the United States and denominated in a currency other than U.S. dollars, (ii) originated by the Tampa Major Projects Branch, identified on WESCO’s system as Branch No. 3840, (iii) originated by Communications Supply Corporation, the Obligor of which is The Stanley Works Co., (iv) originated by an Originator, the Obligor of which is Siemens AG or any Subsidiary thereof, (v) originated by an Originator, the Obligor of which is any of Stanley Black & Decker, Inc., Thomson Reuters Corporation, Bayer AG or any Subsidiary thereof, Caterpillar Inc. or any Subsidiary thereof, Kraft Heinz Company or any Subsidiary thereof, Bombardier Inc. or any Subsidiary thereof, Mondelez International Inc. or any Subsidiary thereof or Atlas Copco Drilling Solutions LLC or any Subsidiary thereof or (vi) originated

2 720442457 99551574 by an Originator, the Obligor of which is United States Steel Corporation or any Subsidiary thereof. (b) The following proviso is added to the end of Section 1(i) of Exhibit IV to the Agreement: ; provided that the Seller may permit collections relating to Excluded Receivables to be so deposited or credited to any Lock-Box Account so long as (x) the amount of such collections does not exceed $15,000,000 for any calendar month and (y) the Administrator has not requested in writing that the Servicer direct obligors relating to such Excluded Receivables to cease making payments to Lock-Box Accounts. (c) The following proviso is added to the end of Section 2(h) of Exhibit IV to the Agreement: ; provided that the Servicer may permit collections relating to Excluded Receivables to be so deposited or credited to any Lock-Box Account so long as (x) the amount of such collections does not exceed $15,000,000 for any calendar month and (y) the Administrator has not requested in writing that the Servicer direct obligors relating to such Excluded Receivables to cease making payments to Lock-Box Accounts. 3. Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows: (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof. (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist. 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. 5. Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion. 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be

3 720442457 99551574 deemed to be an original and all of which when taken together shall constitute but one and the same instrument. 7. Governing Law; Jurisdiction. 7.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). 7.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

720442457 99551574 S-1 Third Amendment to Fourth A&R RPA IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. WESCO RECEIVABLES CORP. By: /s/ Brian M. Begg Name: Brian M. Begg Title: Treasurer WESCO DISTRIBUTION, INC., as Servicer By: /s/ Brian M. Begg Name: Brian M. Begg Title: Treasurer

720442457 99551574 S-2 Third Amendment to Fourth A&R RPA PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for PNC Bank, National Association By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as Administrator By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President

720442457 99551574 S-3 Third Amendment to Fourth A&R RPA WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ William P. Rutkowski Name: William P. Rutkowski Title: Vice President WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association By: /s/ William P. Rutkowski Name: William P, Rutkowski Title: Vice President

720442457 99551574 S-4 Third Amendment to Fourth A&R RPA FIFTH THIRD BANK, as a Committed Purchaser By: /s/ Brian Gardner Name: Brian Gardner Title: Director FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank By: /s/ Brian Gardner Name: Brian Gardner Title: Director

720442457 99551574 S-5 Third Amendment to Fourth A&R RPA THE HUNTINGTON NATIONAL BANK, as a Committed Purchaser By: /s/ John Whetstone Name: John Whetstone Title: V.P. THE HUNTINGTON NATIONAL BANK, as Purchaser Agent for The Huntington National Bank By: /s/ John Whetstone Name: John Whetstone Title: V.P.

720442457 99551574 S-6 Third Amendment to Fourth A&R RPA LIBERTY STREET FUNDING LLC, as a Conduit Purchaser By: /s/ Jill A. Russo Name: Jill A. Russo Title: Vice President THE BANK OF NOVA SCOTIA, as a Committed Purchaser By: /s/ Paula J. Czach Name: Paula J. Czach Title: Managing Director THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC By: /s/ Paula J. Czach Name: Paula J. Czach Title: Managing Director

720442457 99551574 S-7 Third Amendment to Fourth A&R RPA BRANCH BANKING AND TRUST COMPANY, as a Committed Purchaser By: /s/ John K. Perez Name: John K. Perez Title: Senior Vice President BRANCH BANKING AND TRUST COMPANY, as Purchaser Agent for Branch Banking and Trust Company By: /s/ John K. Perez Name: John K. Perez Title: Senior Vice President

720442457 99551574 S-8 Third Amendment to Fourth A&R RPA U.S. BANK NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ William Patton Name: William Patton Title: VP U.S. BANK NATIONAL ASSOCIATION, as Purchaser Agent for U.S. Bank National Association By: /s/ William Patton Name: William Patton Title: VP